                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                               MMC NETWORKS, INC.
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             (Exact name of registrant as specified in its charter)


                DELAWARE                            77-0319809
         -----------------------               -------------------
         (State of incorporation                 (I.R.S. Employer
            or organization)                   Identification No.)


                    1134 ARQUES AVENUE, SUNNYVALE, CA 94086
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             (Address of principal executive offices)    (Zip Code)


       Securities to be registered pursuant to Section 12(b) of the Act:

        Title of each class               Name of each exchange on which
        to be so registered               each class is to be registered
        -------------------               ------------------------------
               None                                   None


          If this Form relates to the registration of a class of debt securities and is effective upon filing pursuant to General Instruction A.(c)(1), please
check this box.  [   ]

          If this Form relates to the registration of a class of debt securities and is to be effective simultaneously with the effectiveness of a concurrent registration statement under the Securities Act of 1933 pursuant to General
Instruction A.(c)(2), please check the following box.  [   ]

       Securities to be registered pursuant to Section 12(g) of the Act:

                         COMMON STOCK, $.001 PAR VALUE
--------------------------------------------------------------------------------
                                (Title of class)
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Item 1.  Description of Registrant's Securities to be Registered
         -------------------------------------------------------

         Incorporated by reference to the section entitled "Description of Capital Stock -Common Stock" contained in Registrant's Registration Statement on Form S-1 filed on August 20, 1997 (the "S-1 Registration Statement").

Item 2.  Exhibits
         --------

         The following exhibits are filed as a part of this registration statement:

         3.1*   Certificate of Incorporation of Registrant, as amended.

         3.2* Form of Amended and Restated Certificate of Incorporation of Registrant (to be filed immediately after the closing of the Registrant's initial public stock offering).

         3.3*   Bylaws of Registrant.

         4.1*   Form of Registrant's Common Stock certificate.
______________________
* Incorporated by reference to the Exhibits of the same number to the S-1 Registration Statement.

                                   SIGNATURE


     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


Date: August 22, 1997             MMC NETWORKS, INC.


                                  By: /s/ William R. Walker
                                      ---------------------------------------
                                      William R. Walker
                                      Vice President and Chief Financial Officer

                                   FORM 8-A

                               MMC NETWORKS, INC.

                               INDEX TO EXHIBITS
                               -----------------

Exhibits No.
------------

     3.1*   Certificate of Incorporation of Registrant, as amended.

     3.2* Form of Amended and Restated Certificate of Incorporation of Registrant (to be filed immediately after the closing of the Registrant's initial public stock offering).

     3.3*   Bylaws of Registrant.

     4.1*   Form of Registrant's Common Stock certificate.

______________________
* Incorporated by reference to the Exhibits of the same number to the S-1 Registration Statement of Registrant, File No. 333-34005, filed with the Securities and Exchange Commission on August 20, 1997.